                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 1994


                              EATON CORPORATION
- -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Ohio                     1-1396                   34-0196300
- ----------------           --------------           -------------------
(State or other             (Commission              (I.R.S. Employer
 jurisdiction of            File Number)            Identification No.)
 incorporation)



       Eaton Center
      Cleveland, Ohio                                  44114
- ----------------------------               -----------------------------
  (Address of principal                               Zip Code
    executive offices)



                                (216) 523-5000
                        ------------------------------
                        Registrant's telephone number,
                             including area code

Item 5.  Other Events.
- -------  ------------

         On March 28, 1994, Eaton Corporation (the "Company") entered into an underwriting agreement (the "Debentures Underwriting Agreement") with Lehman Brothers Inc. (the "Debentures Underwriter"). Pursuant to the Debentures Underwriting Agreement, the Company agreed to sell to the Debentures Underwriter, and the Debentures Underwriter agreed to purchase from the Company, upon and subject to the terms and conditions set forth in the Debentures Underwriting Agreement, $100,000,000 aggregate principal amount of the Company's 7 5/8% Debentures due April 1, 2024 (the "Debentures").

        The Debentures were registered pursuant to a Registration Statement on Form S-3 (File No. 33-52333) (the "1994 Registration Statement"), filed by the Company with the Securities and Exchange Commission ("Commission") on February 18, 1994 and made effective on March 9, 1994, covering the offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, of up to $600,000,000 aggregate principal amount of the Company's securities. Information concerning the Debentures and related matters is set forth in the Prospectus dated March 28, 1994 and the Prospectus Supplement dated March 28, 1994 filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 on March 30, 1994.

        The Debentures will be issued under and in accordance with the Indenture dated as of April 1, 1994 (the "1994 Indenture"), between the Company and Chemical Bank as Trustee. Forms of the 1994 Indenture and the Debentures were filed with the 1994 Registration Statement as Exhibits 4(a) and 4(b) thereto, respectively. The information set forth in each such exhibit is hereby incorporated herein by reference.

         Also on March 28, 1994, the Company entered into an underwriting agreement (the "Notes Underwriting Agreement") with Lehman Brothers Inc. (the "Notes Underwriter"). Pursuant to the Notes Underwriting Agreement, the Company agreed to sell to the Notes Underwriter, and the Notes Underwriter agreed to purchase from the Company, upon and subject to the terms and conditions set forth in the Notes Underwriting Agreement, $100,000,000 aggregate principal amount of the Company's 6 3/8% Notes due April 1, 1999 (the "Notes").

         The Notes were registered pursuant to a Registration Statement on Form S-3 (File No. 33-48851) (the "1992 Registration Statement"), filed by the Company with the Commission on July 30, 1992 and made effective on August 4, 1992 covering the offering on a delayed or continuous basis pursuant to Rule 415 under the

Securities Act of 1933, of up to $200,000,000 aggregate principal amount of the Company's securities. Information concerning the Notes and related matters is set forth in the Prospectus dated March 28, 1994 and the Prospectus Supplement dated March 28, 1994, filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 on March 30, 1994.

         The Notes will be issued under and in accordance with the Senior Indenture dated as of August 1, 1992 (the "1992 Indenture"), between the Company and The First National Bank of Chicago as Trustee. Forms of the 1992 Indenture and the Notes were filed with the 1992 Registration Statement as Exhibits 4(a) and 4(b) thereto, respectively. The information set forth on each such exhibit is hereby incorporated herein by reference.

        Reference is made to the Computation of Ratio of Earnings to Fixed Charges filed as Exhibit 12(a) hereto, and to the Computation of Pro Forma Ratio of Earnings fo Fixed Charges filed as Exhibit 12(b) hereto, giving pro forma effect to reflect the change in the Company's ratio of earnings to fixed charges as a result of the sale by the Company of the Debentures and the Notes as described herein.



Item 7.  Financial Statements and Exhibits.
- -------  ----------------------------------
         (c)  Exhibits

12 (a)   Computation of Ratio of Earnings to Fixed Charges

12 (b)   Computation of Pro Forma Ratio of Earnings to Fixed Charges

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           EATON CORPORATION



                                             /s/ G. L. Gherlein
                                           -------------------------
                                           G. L. Gherlein
                                           Executive Vice President
                                           and General Counsel

DATE: March 30, 1994

                          Current Report on Form 8-K

                              Eaton Corporation


                                EXHIBIT INDEX

Exhibit
Number                            Exhibit Description
- -------      ------------------------------------------------------------------
12(a)        Computation of Ratio of Earnings to Fixed Charges

12(b)        Computation of Pro Forma Ratio of Earnings to Fixed Charges



g:\document\oloughli\sec\form8k.394